UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): December 2, 2005

                               BE AEROSPACE, INC.
               (Exact name of registrant as specified in charter)


DELAWARE                                  0-18348            06-1209796
(State or other                  (Commission File Number)    (I.R.S. Employer
jurisdiction of incorporation)                               Identification No.)


1400 Corporate Center Way, Wellington, Florida               33414
(Address of principal executive offices)                     (Zip Code)


       Registrant's telephone number, including area code: (561) 791-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



                         Exhibit Index Appears on page 4

Item 1.01.  Entry into a Material Definitive Agreement.
            ------------------------------------------

         On December 2, 2005, BE Aerospace, Inc. ("B/E") along with JPMorgan Chase Bank, N.A. ("JPM"), GE Capital Corporation ("GECC") and Credit Suisse First Boston Corporation ("CSFB" and, together with JPM and GECC, the "Lenders") entered into Amendment No. 2 ("Amendment No. 2") to its existing Amended and Restated Credit Agreement, dated as of February 12, 2004 (the "Credit Agreement"), that B/E had entered into with the Lenders, with JPM acting as administrative agent. Pursuant to Amendment No.2, Section 6.06 (Restricted Payments) of the Credit Agreement was amended to permit B/E to redeem its existing 8% Senior Subordinated Notes due 2008 (the "Notes") issued pursuant to an Indenture, dated February 13, 1998, between B/E and The Bank of New York, as trustee, using the proceeds of certain equity issuances and, if the proceeds of certain equity issuances were insufficient to redeem the Notes in full, B/E would be permitted to use up to $15,000,000 of cash on hand to redeem the Notes.

         Apart from the amendment described above, all other terms and conditions of the Credit Agreement remain unchanged. Amendment No. 2 is included as Exhibit 10.1 hereto.

         From time to time, certain of the Lenders under the Credit Agreement or their affiliates provide financial services to B/E and its subsidiaries, including commercial and investment banking services, for which they receive customary fees.



ITEM 9.01 - Financial Statements and Exhibits
            ---------------------------------

                  (a) None

                  (b) None

                  (c) None

                  (d) Exhibits.

                  Exhibit No.     Description
                  -----------     -----------

                  10.1 Amendment No. 2, dated as of December 2, 2005, to the Amended and Restated Credit Agreement, dated as of February 12, 2004

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  BE AEROSPACE, INC.

                                  By:  /s/ Thomas P. McCaffrey
                                  -----------------------------
                                  Name:  Thomas P. McCaffrey
                                  Title: Senior Vice President of Administration
                                         and Chief Financial Officer



Date:    December 5, 2005

                                  EXHIBIT INDEX



Exhibit No.         Description of Exhibits
-----------         ----------------------------
10.1                Amendment No. 2, dated as of December 2, 2005, to the
                    Amended and Restated Credit Agreement, dated as of February
                    12, 2004